UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1 to FORM 8-K)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2009

China Agro Sciences Corp.
(Exact name of registrant as specified in its charter)

Florida	000-49687	33-0961490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 Xinanyao Street, Jinzhou District, Dalian, Liaoning Province, PRC 116100
 (Address of principal executive offices) (zip code)

(212) 232-0120
(Registrant's telephone number, including area code)

–––––––––––––––– Copies to: Richard I. Anslow, Esq. Kristina L. Trauger, Esq. Yarona Liang, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This amendment to our 8-K originally filed on August 31, 2009 is being filed in order to correct and update the biography of Mr. Xiaojun Zhu under Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers. Other than the updated biographical information, the Initial Form 8-K remains unchanged.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Appointment of Directors and Officers

Effective ten (10) days following the filing and mailing of a Schedule 14F-1, the following person will be appointed as our sole director and officer:

Name	Age	Position
Xiaojun Zhu	43	President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors

Xiaojun Zhu, the President, Chief Executive Officer, and Chairman, and a director, of CHAS, began his entrepreneurial careering by creating a privately-run real estate company in Hanzhong, Shaanxi Province in 1995. With more then 20 years experience in the real estate industry in China, Mr. Zhu hold relative abundant hand-on experience and reputation in the field of the real estate industry in China, and became one of the most influential business leaders in real estate field in China. In October 2005, Mr. Zhu was honored as one of “Top 100 Management Elites in China’s Building Industry 2005” by Chinese Academy of Management Science and newspaper office of Construction in China. Among Mr. Zhu’s other reputations within the real estate field, “Innovative Shaanxi - Person of the Year 2007” of Shaanxi Province and “Outstanding Socialism Builder of Shaanxi Province in 2008” are also make Mr. Zhu one of the most recognizable persons in the business. Mr. Zhu joined China Agro as Chairman and Chief Executive Officer in August 2009. Before joining China Agro, commence from 2007, Mr. Zhu was serving as the chairman and general manager of Shaanxi Guangsha Investment and Development Group Co., Ltd. From 1995 to 2007, Mr. Zhu was providing his services in Hanzhong Guangsha Real Estate Development Co, Ltd as the chairman and general manager. Prior to start his own business, from 1992 to 1995, Mr. Zhu has served as a vice general manager in real estate based subsidiary of Hanjiang Building Material Group Corporation. From 1988 to 1992, Mr. Zhu has worked in Building Company in Chengguan, Lueyang County. During the 3 years from 1985 to 1988, Mr. Zhu has studied in Shaanxi Metallurgy College.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2009	China Agro Sciences Corp.

/s/ Zhengquan Wang
Zhengquan Wang
Chief Executive Officer